FEDERAL INCOME TAX STATUS	12 Months Ended
Jun. 30, 2025
EBP 1-4-1 Plan
EBP, Tax Status [Line Items]
FEDERAL INCOME TAX STATUS	FEDERAL INCOME TAX STATUS
The Plan is not qualified under Section 401(a) of the Internal Revenue Code and is exempt from the provisions of Title I of ERISA pursuant to Section 4(b) (4) thereof. The Company believes that the fiduciary should be viewed as a directed custodian and that, for U.S. tax purposes, the participating employees should be treated as the owners of the shares of the Company’s common stock held for their account under the Plan.

GAAP requires plan administrators to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS or the Department of Labor. The Plan administrators have analyzed the tax positions taken by the Plan, and have concluded that as of June 30, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is no longer subject to income tax examinations for years prior to 2016.

HM Revenue & Customs (HMRC) has determined and informed the Company that it is an approved Employee Share Scheme under UK tax legislation. Therefore, the Plan Administrator believes that the Plan was qualified and tax-exempt as of June 30, 2025 and 2024 and no provision for income taxes has been reflected in the accompanying financial statements.